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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  May 19, 2010

                                Technitrol, Inc.
             (Exact name of registrant as specified in its charter)

                       Commission File Number:  001-05375

                   PA                                     23-1292472
     (State or other jurisdiction of                    (IRS Employer
            incorporation)                            Identification No.)

              1210 Northbrook Drive, Suite 470, Trevose, PA 19053
          (Address of principal executive offices, including zip code)

                                 (215) 942-8400
              (Registrant's telephone number, including area code)

         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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                    Information to be included in the report

Item 1.01   Entry into a Material Definitive Agreement.

     At Technitrol's annual meeting on May 19, 2010, shareholders approved the amended and restated Restricted Stock Plan II and the amended and restated 2001 Stock Option Plan. The Proxy Statement distributed by Technitrol for the annual meeting contains explanations of the amendments.

     The foregoing summary is not complete and is qualified in its entirety by reference to the complete text of the amended and restated Restricted Stock Plan II attached hereto as Exhibit 10.2 and the amended and restated 2001 Stock Option Plan attached hereto as Exhibit 10.3.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     At Technitrol's annual meeting on May 19, 2010, shareholders approved the amended and restated Articles of Incorporation and the amended and restated By-Laws. The Proxy Statement distributed by Technitrol for the annual meeting contains explanations of the amendments.

     The foregoing summary is not complete and is qualified in its entirety by reference to the complete text of the amended and restated Articles of Incorporation attached hereto as Exhibit 3.1 and the amended and restated By-Laws attached hereto as Exhibit 3.3.

Item 5.07   Submission of Matters to a Vote of Security Holders.

     Technitrol held its annual meeting of shareholders on May 19, 2010 at which the following matters were submitted to a vote of the shareholders:

1.  Election of Directors.

     John E. Burrows, Jr. was elected by the following vote:

     For            Withhold      Broker Non-Vote
     ---            --------      ---------------
     24,823,658     6,842,822     5,440,235

     Edward M. Mazze was elected by the following vote:

     For            Withhold      Broker Non-Vote
     ---            --------      ---------------
     23,875,408     7,791,072     5,440,235

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2.  Approval of amended and restated Articles of Incorporation.

     The amended and restated Articles of Incorporation were approved by the following vote:

     For            Against       Abstain
     ---            -------       -------
     36,122,943     248,578       735,194

3.  Approval of amended and restated By-Laws.

     The amended and restated By-Laws were approved by the following vote:

     For            Against       Abstain
     ---            -------       -------
     36,105,115     264,921       736,679

4.  Approval of amended and restated 2001 Stock Option Plan.

     The amended and restated 2001 Stock Option Plan was approved by the following vote:

     For            Against       Abstain       Broker Non-Vote
     ---            -------       -------       ---------------
     27,921,273     2,016,775     1,728,432     5,440,235

5.  Approval of amended and restated Restricted Stock Plan.

     The amended and restated Restricted Stock Plan was approved by the following vote:

     For            Against       Abstain       Broker Non-Vote
     ---            -------       -------       ---------------
     28,408,125     1,529,730     1,728,625     5,440,235

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

     Exhibit 3.1 Articles of Incorporation, amended and restated as of May 19, 2010

     Exhibit 3.3    By-Laws, amended and restated as of May 19, 2010

     Exhibit 10.2   Restricted Stock Plan II, amended restated as of
                    March 1, 2010

     Exhibit 10.3   2001 Stock Option Plan, amended and restated as of March 1,
                    2010
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                                  Signature(s)

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Technitrol, Inc.

Date:  May 25, 2010                    By:     /s/  Drew A. Moyer
                                               --------------------------
                                               Drew A. Moyer
                                               Sr. Vice President and CFO